UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant☐
Check the appropriate box:

☒ Preliminary proxy statement	☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive proxy statement

☐ Definitive additional materials
☐ Soliciting material under Rule 14a-12

HearUSA, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

      ☒ No fee required

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

HearUSA, Inc.

1250 Northpoint Parkway
West Palm Beach, Florida 33407

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of HearUSA, Inc., a Delaware corporation (“Company”), will be held at The Crowne Plaza, 1601 Belvedere Road, West Palm Beach, Florida 33406, on June 11, 2004 at 2:00 p.m., local time, to consider and act upon:

1.	Election of six directors of the Company, each to hold office until the next Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, or as otherwise provided by law;

2.	Approval of an increase in the number of authorized shares of the Company’s capital stock from 50,000,000 shares of common stock, par value $0.10 per share to 75,000,000 shares of common stock, par value $0.10 per share, and from 5,000,000 shares of preferred stock, par value $1.00 per share to 7,500,000 shares of preferred stock, par value $1.00 per share; and

3.	The transaction of such other business as may properly come before the meeting.

The close of business on April 23, 2004 has been fixed as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the meeting or any adjournments thereof. The voting rights of the stockholders are described in the accompanying proxy statement.

By order of the Board of Directors,

Denise Pottlitzer
Secretary

April 27, 2004

PLEASE SPECIFY YOUR CHOICES, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET. INSTRUCTIONS FOR USING THESE SERVICES ARE SET FORTH ON THE ENCLOSED PROXY CARD.

HearUSA, Inc.

1250 Northpoint Parkway
West Palm Beach, Florida 33407

PROXY STATEMENT

for
ANNUAL MEETING OF STOCKHOLDERS
To be held on June 11, 2004

      This Proxy Statement with the accompanying proxy card, is being mailed or given to stockholders commencing on or about April 27, 2004, in connection with the solicitation of proxies by the Board of Directors of HearUSA, Inc. (the “Company”) to be used at the 2004 Annual Meeting of Stockholders of the Company to be held at The Crowne Plaza, 1601 Belvedere Road, West Palm Beach, Florida 33406, on Friday, June 11, 2004 at 2:00 p.m., local time and any adjournments thereof.

      The Company’s principal executive offices are located at 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

Voting at the Meeting

      The record date for the Annual Meeting is April 23, 2004. Holders of shares of the Company’s common stock, par value $.10 per share (“Common Stock”), and holders of exchangeable shares (“Exchangeable Shares”) of HEARx Canada, Inc., a subsidiary of the Company, as of the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share held on the record date, and Computershare Trust Company of Canada (the “Trustee”), the holder of the Company’s Special Voting Preferred Stock, is entitled to one vote for each Exchangeable Share outstanding as of the record date (other than Exchangeable Shares owned by the Company and its subsidiaries). Votes cast with respect to the Exchangeable Shares will be voted through the Special Voting Preferred Stock by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting.

      As of the record date, there were issued and outstanding      shares of Common Stock, one share of the Company’s Special Voting Preferred Stock and           Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries). Each Exchangeable Share is exchangeable at any time, at the option of the holder, for one share of the Company’s Common Stock.

      The holders of a majority of the shares of Common Stock and Exchangeable Shares entitled to vote as of the record date present in person or by proxy will constitute a quorum at the meeting. Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum. Broker non-votes will be treated as not represented at the meeting as to any matter for which a non-vote is indicated on the broker’s proxy.

Proxy Procedure

      Stockholders of record (stockholders who hold their shares in their own name) can vote any one of three ways:

(1)	By Mail: If the enclosed proxy card is properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the stockholder’s directions or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors as specified in this proxy statement. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder.

(2)	By Telephone: Call the toll-free number on your proxy card to vote by phone. You will need to follow the instructions on your proxy card and the voice prompts.

(3)	By Internet: Go to the web site listed on your proxy card to vote through the Internet. You will need to follow the instructions on your proxy card and the web site. If you vote through the Internet, you may incur telephone and Internet access charges.

      If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. IF YOU VOTE BY TELEPHONE OR THE INTERNET, YOU SHOULD NOT RETURN YOUR PROXY CARD.

      If your shares are held in street name in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted in accordance with your instructions. Telephone and Internet voting also will be offered to stockholders owning shares through most banks and brokers.

      Any stockholder voting by written proxy by mail may revoke that proxy at any time prior to the voting thereof either by delivering written notice to the Secretary of the Company or by voting in person at the meeting. If you voted by telephone or the Internet, you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.

      If you hold Exchangeable Shares and you wish to direct the Trustee to cast the votes represented by your Exchangeable Shares attached to the Special Voting Preferred Stock on your behalf, you should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner of revoking the proxy.

Proxy Solicitation

      All costs of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company has retained The Altman Group, Inc. to assist with the solicitation of proxies by telephone for a fee of approximately $4,500. The Company may utilize the services of some of the officers and regular employees of the Company (who will receive no compensation therefore in addition to their regular salaries) to solicit proxies personally and by telephone. The Company will request banks, brokers, custodians, nominees and fiduciaries to forward copies of the proxy solicitation materials to beneficial owners and to request authority for the execution of proxies. The Company will reimburse such persons or entities for their expenses in doing so.

ITEM NO. 1 — ELECTION OF DIRECTORS

      Six directors of the Company are to be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or as otherwise provided by the Company’s Amended and Restated Bylaws or by Delaware law.

      The Board of Directors has nominated the six persons named below for election as directors, all of whom are presently serving as such. Pierre Bourgie also currently services as a director, but is retiring from the Board upon expiration of his current term, which will result in one vacancy on the Board. The Nominating and Governance Committee of the Board is currently in the process of identifying a potential candidate to fill this vacancy. Proxies cannot be voted for more than six persons. It is intended that the shares represented by the enclosed proxy will be voted for the election of the six nominees named below (unless such authority is withheld by a stockholder). In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors.

      The nominees for election as directors are as follows:

	Director	Position with
Name and Age	Since	the Company

Paul A. Brown (65)	1986	Chairman of the Board
Stephen J. Hansbrough (57)	1997	Chief Executive Officer and Director
Thomas W. Archibald (65)	1993	Director
David J. McLachlan (65)	1986	Director
Joseph L. Gitterman III (66)	1997	Director
Michel Labadie (50)	2002	Director

      Paul A. Brown, M.D. holds an A.B. from Harvard College and an M.D. from Tufts University School of Medicine. Dr. Brown founded HearUSA in 1986 and has served as Chairman of the Board since that time and Chief Executive Officer until July 2002. From 1970 to 1984, Dr. Brown was Chairman of the Board and Chief Executive Officer of MetPath Inc. (“MetPath”), a New Jersey-based corporation offering a full range of clinical laboratory services to physicians and hospitals, which he founded in 1967 while a resident in pathology at Columbia Presbyterian Medical Center in New York City. MetPath developed into the largest clinical laboratory in the world with over 3,000 employees and was listed on the American Stock Exchange prior to being sold to Corning in 1982 for $140 million. Dr. Brown is formerly Chairman of the Board of Overseers of Tufts University School of Medicine, an Emeritus member of the Board of Trustees of Tufts University, a past member of the Visiting Committee of Boston University School of Medicine and part-time lecturer in pathology at Columbia University College of Physicians and Surgeons.

      Stephen J. Hansbrough, Chief Executive Officer and Director, was formerly the Senior Vice President of Dart Drug Corporation and was instrumental in starting their affiliated group of companies (Crown Books and Trak Auto). These companies along with Dart Drug Stores had over 400 retail locations, generated approximately $550 million in annual revenues and employed over 3,000 people. Mr. Hansbrough subsequently became Chairman and CEO of Dart Drug Stores with annual revenues in excess of $250 million. After leaving Dart, Mr. Hansbrough was an independent consultant specializing in turnaround and start-up operations, primarily in the retail field, until he joined HearUSA in December 1993.

      Thomas W. Archibald attended the London School of Economics and received a B.A. degree in economics from Denison University and a Juris Doctor degree from the Ohio State University Law School. He retired from the Bank of New York in 1995, where he served as Executive Vice President of the Personal Trust Sector. He held that position at Irving Trust Company when it merged with The

Bank of New York in 1988. Mr. Archibald is a past Director of Group Health Incorporated, the only not-for-profit health insurance carrier chartered to operate throughout New York State.

      David J. McLachlan holds a bachelor of arts degree from Harvard College and a M.B.A. from the Harvard Business School. Since June 1999, he has been a Senior Advisor to Genzyme Corporation. Prior to June 1999, Mr. McLachlan was the Executive Vice President and Chief Financial Officer of Genzyme Corporation, a position he held since December 1989. Prior to that he was the Vice President, Treasurer and Chief Financial Officer of Adams-Russell Co., Inc., an owner and operator of cable television systems and Adams-Russell Electronics, Inc. a defense electronics manufacturer. Mr. McLachlan currently serves as a director of Skyworks Solutions, Inc., a wireless semiconductor company, and Dyax Corp., a biotechnology company.

      Joseph L. Gitterman, III is the manager of EIP Group LLC, an investing, trading and consulting firm which he founded in 1994. Until 1994, he was the Senior Managing Director of LeBranche & Co. He was a member of the New York Stock Exchange for over thirty years and was appointed a Governor in 1986. At the New York Stock Exchange, he served on more than fourteen committees, serving as chairman of some of them. He is director of Classic Turf Co., Intrepid International, Mill Bridge Inc. and Custom Data Services.

      Michel Labadie, B.Sc., M.Sc., MBA. Mr. Labadie was a Director of Helix Hearing Care of America Corp before the combination with HearUSA, Inc. He currently is President and Chief Executive Officer of Les Pros de la photo (Quebec) Inc., the largest photo finishing company in Canada, and has been since 1992. He has also spent several years working as the head of the Venture Capital, Portfolio Management and Mergers and Acquisition Departments of a major financial institution. He currently serves as a director for several private companies.

      There are no family relationships between or among any directors or executive officers of the Company.

Vote Required

      The six director nominees receiving the greatest number of votes of the Common Stock and the Special Voting Preferred Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. All shares of Common Stock and the share of Special Voting Preferred Stock represented by valid proxies will be voted in accordance with the instructions contained therein. Shares of Common Stock represented by proxies that are marked “without authority” with respect to the election of one or more nominees for director and broker non-votes will have no effect on the outcome of the election. Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee, will be cast by the Trustee through the Special Voting Preferred Stock in accordance with those instructions. If no instructions are received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY

Board of Directors and Committees of the Board

Board of Directors

      The Board of Directors has determined that the following directors, constituting a majority of the Board, are “independent” as defined by the American Stock Exchange listing standards: Messrs. Archibald, McLachlan, Gitterman, Labadie and Bourgie.

      The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The membership and function of each of these committees is described below.

      There were fifteen meetings of the Board of Directors during the fiscal year ended December 27, 2003. All of the directors who are standing for reelection except Michel Labadie attended more than 75% of the aggregate of the meetings held by the Board of Directors and its respective committees on which they served, during the fiscal year. Directors are encouraged, but not required, to attend annual meetings of stockholders. Two of the Company’s directors attended the 2003 Annual Meeting of Stockholders.

      During 2003, the Company paid each non-employee director a meeting fee of $500 for each in-person meeting of the Board that they attended and a fee of $250 for each telephonic Board or special committee meeting in which they participated. Also in 2003, the Company granted to each non-employee director a stock option to acquire up to 25,000 shares of common stock. As of January 1, 2004, the Company changed its policy to pay directors a meeting fee of $1,000 for each in-person meeting of the Board that they attend and of $500 for each telephonic meeting of the Board that they attend and special committee meeting in which they participate. In addition, the Company will pay each non-employee director an annual retainer fee of $15,000 upon such director’s election (or re-election) to the Board, the first such retainer payments to be made after the 2004 election of directors. The Company continues to reimburse directors for their out-of-pocket expenses for attendance at meetings of the Board.

      Security holders may send communications directly to the Board of Directors by mail to the attention of the presiding director of the Board’s non-management director sessions at Presiding Director, HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida 33406, or by e-mail to PresidingDirector@hearusa.com.

Audit Committee

      Messrs. Archibald, Gitterman and McLachlan are the current members of the Audit Committee. During 2003, Messrs. Labadie and Bourgie were also members of the Audit Committee. Each current member of the Audit Committee is “independent” as defined by the American Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and Mr. McLachlan is an “audit committee financial expert” within the meaning of the rules and regulations adopted by the Securities and Exchange Commission. The Audit Committee operates under a written charter, which is attached as an appendix to this proxy statement and is available on the Company’s website at www.hearusa.com.

      The principal functions of the Audit Committee are to oversee the audit of the Company’s financial statements provided to the Securities and Exchange Commission, the Company’s shareholders and the general public; the Company’s internal financial accounting processes and controls; the Company’s disclosure controls and procedures; and the independent audit process. The Audit Committee met seven times during the fiscal year ended December 27, 2003.

Compensation Committee

      The Compensation Committee was formed on March 26, 2003. Messrs. Archibald, Gitterman, Labadie and McLachlan are current members of the Compensation Committee. During 2003, Mr. Bourgie also served on the Compensation Committee. Each member of the Compensation Committee is “independent” as defined by American Stock Exchange listing standards. The Compensation Committee operates under a written charter, which is available on the Company’s website at www.hearusa.com. The Compensation Committee is responsible for the overall design, approval and implementation of the executive compensation plans, policies and programs for officers and other key executives of the Company. The Compensation Committee met once during the fiscal year ended December 27, 2003.

Nominating and Governance Committee

      Messrs. Archibald, Gitterman, Labadie and McLachlan are current members of the Nominating and Corporate Governance Committee. Each member of the Nominating and Governance Committee is “independent” as defined by American Stock Exchange listing standards. The principal functions of the Nominating and Governance Committee are to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, candidates to fill vacancies on the Board and directors to be appointed to Board committees. In addition, the Nominating and Corporate Governance Committee develops and recommends to the Board a set of corporate governance guidelines applicable to the Board and the Company, and oversees the effectiveness of the Company’s corporate governance in accordance with these guidelines. The charter of the Nominating and Governance Committee is available on the Company’s website at www.hearusa.com. The predecessor to the Nominating and Governance Committee, known as the Nominating Committee, met once during the fiscal year ended December 27, 2003.

Director Nomination Process

      The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of shareholders and candidates to fill vacancies on the Board.

      The Nominating and Governance Committee considers candidates for Board membership suggested by its members and other Board members. The Committee may also use outside consultants to identify potential directors. Additionally, in selecting nominees for directors, the Committee will review candidates recommended by stockholders using the same general criteria as other candidates. Any stockholder wishing to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures set forth below.

      Once the Nominating and Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, which include among others:

•	whether the prospective nominee meets the independence requirements defined under applicable American Stock Exchange listing standards and SEC rules and regulations and audit committee financial expert requirements defined under applicable SEC rules and regulations;

•	the extent to which the prospective nominee’s skills, experience and perspective adds to the range of talent appropriate for the Board and whether such attributes are relevant to the Company’s industry; and

•	the prospective nominee’s ability to dedicate the time and resources sufficient for the diligent performance of Board duties.

      Upon completion of this evaluation and interview process, the Committee makes a recommendation to the full Board as to whether the candidate should be nominated by the Board and the

Board determines the whether to approve the nominee after considering the recommendation and report of the Committee.

      Stockholders may recommend director nominee candidates by sending the following information to Nominating Committee Chairman, HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida 33407: stockholder’s name, number of shares owned, length of period held, and proof of ownership; name, age and address of candidate; candidate’s detailed resume; description of any arrangements or understandings between the stockholder and the candidate; and signed statement from the candidate confirming his or her willingness to serve on the Board of Directors.

      If a stockholder seeks to nominate a candidate for election at the 2005 annual meeting of stockholders, the stockholder must follow the procedures described under “Stockholder Proposals” below.

Code of Ethics

      The Board of Directors has adopted a Code of Ethics applicable to all of the Company’s directors, officers and employees, a copy of which is available on the Company’s website at www.hearusa.com.

Audit Committee Report

      We have met and held discussions with the Company’s management and with the Company’s independent accountants, BDO Seidman, LLP. We have reviewed and discussed the audited consolidated financial statements of HearUSA, Inc. for the 2003 fiscal year with the Company’s management. We discussed with BDO Seidman, LLP matters required to be discussed by generally accepted auditing standards, including standards set forth in Statement on Auditing Standards No. 61.

      BDO Seidman, LLP also provided to us the written disclosures regarding their independence required by Independence Standards Board Standard No. 1, and we discussed with BDO Seidman, LLP their independence.

      Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2003 be included in HearUSA, Inc.’s Annual Report on Form 10-K for the year ended December 27, 2003 filed with the Securities and Exchange Commission.

David J. McLachlan, Chairman
Joseph L. Gitterman, III
Thomas W. Archibald
Michel Labadie
Pierre Bourgie

Executive Compensation

      The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Company during the 2003, 2002 and 2001 fiscal years of those persons who were at fiscal year-end 2003 (i) the Chief Executive Officer and (ii) the other executive officers whose salary and bonus exceeded $100,000 (these four persons are collectively referred to herein as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term
				Compensation
Name and		Salary	Bonus	Options
Principal Position	Year	($)	($)	(#)

Paul A. Brown, M.D.	2003	$240,000	-0-	200,000
Chairman	2002	294,000	-0-	-0-
	2001	300,000	15,000	-0-

Stephen J. Hansbrough	2003	$250,000	-0-	250,000
Chief Executive Officer	2002	266,000	-0-	-0-
	2001	275,000	-0-	-0-

Gino Chouinard(1)	2003	$150,000	-0-	200,000
Chief Financial Officer	2002	91,000	-0-	74,595

Donna L. Taylor	2003	$149,000	-0-	150,000
Senior Vice President	2002	159,000	-0-	-0-
Sales and Operations	2001	165,000	8,250	80,000

(1)	Mr. Chouinard became an employee and executive officer of the Company in 2002.

Employment Agreements

      The Company has entered into an employment agreement with Dr. Paul A. Brown to serve as Chairman of the Board for a term ending in 2008. The Company has entered into a substantially similar employment agreement with Stephen J. Hansbrough to serve as Chief Executive Officer for a term ending in 2008. Each of the employment agreements provides that the executive will be entitled to receive base compensation and performance bonuses and to participate in and receive benefits under the Company’s welfare benefit and similar employee benefit plans generally made available by the Company to other key employees. Dr. Brown’s base compensation for the first year of the agreement was $300,000 per year, and Mr. Hansbrough’s base compensation for the first year of the agreement was $275,000 per year. Such annual compensation is subject to review annually by the Board. In 2002 and for all of 2003, Dr. Brown and Mr. Hansbrough voluntarily reduced their salaries to $240,000 and $250,000 per year, respectively. In respect of annual bonuses, if in any calendar year the Company achieves the net income targets approved by the Board, the Company has agreed to pay the executive a bonus equal to at least 50% of the executive’s base salary. In addition, if in any calendar year the Company achieves the target net income approved by the Board for such year, the executive is entitled to receive a cash bonus equal to 1% of such net income for such year. Each executive is entitled to reimbursement of his reasonable and necessary business expenses in connection with the performance of his duties consistent with guidelines established by the Company’s Board of Directors. Concurrent with the execution of the employment agreements in 1999, and pursuant to the terms of the agreements, each executive was granted an option to purchase shares of the Company’s Common Stock. Dr. Brown was granted an option to acquire 100,000 shares and Mr. Hansbrough was granted an option to acquire 113,246 shares. Each option was granted with an exercise price equal to the market value of the common stock on the date of grant and is now vested.

      Each of the employment agreements contains termination and change in control provisions. If the executive is terminated with “cause” or if the executive terminates without good reason before or after a change in control, the Company will be required to pay only amounts earned through the date of termination. If the executive terminates because the Company has breached the employment agreement or if the Company terminates the executive without cause (before a change in control), the Company must pay the executive an amount equal to the base salary in effect for the duration of the term as in effect immediately before the date of termination or, if more than three years of the term have elapsed on the date of such termination, an amount equal to one year’s salary. In addition, the executive is entitled to payment of a bonus equal to one times the average of all bonus and other incentive payments made by the Company to the executive over the then prior two years plus the pro rata portion of the bonus payable for the year of the termination. In such circumstances, the Company will be obligated to continue the executive’s medical, dental, life and other insurance and benefit program coverage for 18 months, and the executive shall be fully vested in all options and similar rights previously granted to him and shall have a period of two years within which to exercise such rights.

      Each of the employment agreements provides that in the event the executive is terminated by the Company without cause on or after a change in control or if the executive terminates with good reason after a change in control, the Company must pay the executive a minimum of three times the executive’s base salary plus an amount equal to three times the average of all bonus and other incentive payments made by the Company to the executive over the then preceding two years. All options and other rights will then be fully vested and the executive will have three years within which to exercise such rights. The Company also will be responsible for maintaining the executive’s medical, dental, life and other insurance and benefit program coverage for a three year period.

      In the event of the executive’s death or termination because of disability, all then outstanding options and similar rights shall become fully vested and the executive or his legal representatives may exercise such rights for a one year period following the executive’s death or termination for disability.

      The agreements provide for “gross up” payments to the executive to cover the executive’s incremental tax liabilities in the event payments made under the agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Option Grants In Last Fiscal Year

      The following table sets forth information with respect to the grants of options to the Named Executive Officers during the fiscal year ended December 27, 2003:

					Potential
	Individual Grants				Realizable Value at
					Assumed Annual
		Percent of			Rates of Stock
		Total Options			Price Appreciation
		Granted to			For Option Term
	Options	Employees in	Exercise
	Granted	Fiscal Year	Price	Expiration	5%	10%
Name	(#)	(%)	($/Share)	Date	($)	($)

Paul A. Brown, M.D.	200,000	11.20%	$0.35	3/31/2013	$44,203	$111,562

Stephen J. Hansbrough	250,000	14.01%	$0.35	3/31/2013	$55,028	$139,452

Gino Chouinard	200,000	11.20%	$0.35	3/31/2013	$44,203	$111,562

Donna L. Taylor	150,000	8.40%	$0.35	3/31/2013	$33,017	$83,671

Option Exercises in Last Fiscal Year and Aggregated Fiscal Year End Option Values

      The following table sets forth certain information with respect to stock option exercises and unexpired stock options held by the Named Executive Officers as of December 27, 2003:

	Shares		Number of	Value of Unexercised
	Acquired	Value	Unexercised Options	In-the-Money Options at
	On Exercise	Realized	Fiscal Year-End	Fiscal Year-End
	(#)		(#)	($)

			Exercisable/	Exercisable/
Name			Unexercisable	Unexercisable

Paul A. Brown, M.D.	-0-	-0-	110,000/200,000	-0-/384,000

Stephen J. Hansbrough	-0-	-0-	581,250/250,000	459,585/480,000

Gino Chouinard	-0-	-0-	74,595/200,000	-0-/384,000

Donna L. Taylor	-0-	-0-	83,126/150,000	16,200/288,000

Report of the Compensation Committee

      The Company’s executive compensation program is administered by the Compensation Committee, which was formed on March 26, 2003. Prior to that time, the Board of Directors administered the Company’s executive compensation program. In addition to base salary, compensation for the Company’s executive officers may include annual performance bonuses and stock options and stock grants pursuant to the Company’s stock incentive plan. It is the intention of the Compensation Committee to use salary and bonuses as compensation for current and past performance, while using stock options and restricted stock grants to provide incentives for superior long-term performance.

      To establish compensation for the Company’s executive officers for 2003, the Board of Directors and then the Compensation Committee used subjective performance evaluations, compensation statistics of other similar size health care organizations and, with respect to executive officers other than Mr. Hansbrough, the salary recommendations of Mr. Hansbrough. Each of Dr. Brown and Mr. Hansbrough’s salary was set at a level below that of their respective employment agreements as a result of their agreement to a voluntary reduction in annual salary. In respect of the bonus opportunity for the Company’s executive officers, the Board set certain performance criteria, the attainment of which could entitle the executive officer to earn a cash bonus equal to one half of his base salary. The performance criteria were not met in 2003.

BOARD OF DIRECTORS: Paul A. Brown M.D., Chairman Stephen J. Hansbrough Thomas W. Archibald David L. McLachlan Joseph L. Gitterman, III Michel Labadie Pierre Bourgie	COMPENSATION COMMITTEE: Thomas W. Archibald, Chairman David L. McLachlan Joseph L. Gitterman, III Michel Labadie Pierre Bourgie

Compensation Committee Interlocks and Insider Participation

      Dr. Brown is the Chairman of the Board of Directors and an officer of the Company. Mr. Hansbrough is the Chief Executive Officer of the Company. The other members of the Board of Directors and Compensation Committee in 2003 were not employees or former employees of the Company. Since March 26, 2003, the Compensation Committee has consisted of no employees or former employees of the Company. Messrs. Labadie and Bourgie have relationships with the Company described under “Certain Relationships and Related Transactions,” below.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 27, 2003, all Section 16(a) filing requirements applicable to its executive officers and directors were made except as follows: The Company granted options to each director and officer on April 1, 2003. Each of Dr. Brown, Messrs. Archibald, Bourgie, Chouinard, Gitterman, Labadie, McLachlan and Hansbrough and Ms. Taylor filed a Form 4 late to report the receipt of that option grant.

Common Stock Performance

      The Common Stock has been traded on the American Stock Exchange since March 15, 1996. Prior thereto, the Company’s stock was traded on the over-the-counter market with prices being reported by the National Association of Securities Dealers, Inc., OTC Bulletin Board Service. The closing price of the Common Stock at December 27, 2003 was $2.27 per share. As part of the executive compensation information presented in the proxy statement, the Securities and Exchange Commission requires a five-year comparison of the stock performance for the Company with stock performance of other companies. For comparison purposes, the Company has selected each of the AMEX Market Value (U.S.) Index and a Peer Group. The graph below reflects all comparison indexes and depicts a comparison of five-year cumulative total returns for each of the Company, the AMEX Market Value (U.S.) and a Peer Group. The Peer Group was prepared by Research Data Group, Inc. and is composed of approximately [76] companies that were former members of the JP Morgan H&Q Healthcare (excluding biotechnology) Index. Specific information regarding the companies comprising the Peer Group will be provided to any stockholder upon request to the Secretary of the Company.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG HEARUSA, INC., THE AMEX MARKET VALUE (U.S.) INDEX
AND A PEER GROUP

*	$100 invested on 12/31/98 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

      The following table sets forth, as of April 15, 2004, the names of all persons known by the Company to be beneficial owners of more than five percent of the Common Stock. These persons own no Exchangeable Shares. As of April 15, 2004, there were           shares of Common Stock issued and outstanding, and           Exchangeable Shares issued and outstanding (excluding Exchangeable Shares owned by the Company and its subsidiaries).

	Amount and Nature
Name and Address of	of Beneficial		Percent of
Beneficial Owner	Ownership		Class*

Paul A. Brown, M.D.	2,625,000	(1)	—%
1250 Northpoint Parkway
West Palm Beach, FL 33407

Les Partenaires de Montreal, s.e.c	1,591,650	(2)	—%
1980 Rene Levesque Quest
Montreal, QC
Canada, H3H 1R6

Michel Labadie	2,528,263	(3)	—%
90, Beaubien Street West
Montreal, Quebec
Canada, H2S 1V6

Pierre Bourgie	1,852,696	(4)	—%
1980 Rene Levesque Quest
Montreal, QC
Canada, H3H 1R6

(1)	Includes 310,000 shares of Common Stock subject to options, and 695,000 shares of Common Stock subject to warrants acquired as part of private placements, which are currently exercisable (or exercisable within 60 days).

(2)	Includes 106,110 shares of Common Stock subject to options which are currently exercisable (or exercisable within 60 days). These shares are also reflected in the beneficial ownership of Michel Labadie and Pierre Bourgie.

(3)	Includes 1,485,540 shares of Common Stock and 106,110 shares of Common Stock subject to options which are currently exercisable (or exercisable within 60 days) held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares which may be acquired upon the exercise of warrants held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican Inc. Also includes 42,685 shares of Common Stock issuable to Mr. Labadie upon the exercise of options, all of which are currently exercisable.

(4)	Includes 1,485,540 shares of Common Stock and 106,110 shares of Common Stock subject to options which are currently exercisable (or exercisable within 60 days) held by Les Partenaires de Montréal, s.e.c. Pierre Bourgie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 76,046 shares plus 160,000 shares which may be acquired upon the exercise of warrants held by 175778 Canada Inc. Pierre Bourgie is a shareholder and director of 175778 Canada Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Bourgie upon the exercise of options which are currently exercisable.

*	Percent of class is calculated as a percentage of issued and outstanding Common Stock and Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries).

Security Ownership of Management

      The following table sets forth, as of April 15, 2004, the number of shares of Common Stock owned beneficially by each director, each Named Executive Officer and all directors and executive officers as a group. These persons own no Exchangeable Shares.

	Amount and Nature of
	Beneficial		Percent of
Name	Ownership(1)		Class*

Paul A. Brown, M.D.	2,625,000	(2)	—%
Stephen J. Hansbrough	746,750	(3)	—%
Gino Chouinard	128,486	(4)	*
Donna L. Taylor	135,626	(5)	*
David J. McLachlan	199,545	(6)	*
Thomas W. Archibald	240,100	(7)	*
Joseph L. Gitterman, III	334,764	(8)	—%
Michel Labadie	2,528,263	(9)	—%
Pierre Bourgie	1,852,696	(10)	—%
All directors and executive officers as a group (9 persons)	7,145,580	(11)	—%

(1)	The named individuals have both investment power and voting power with respect to all securities listed as beneficially owned by them.

(2)	Includes 310,000 shares of Common Stock subject to options, and 695,000 shares of Common Stock subject to warrants acquired as part of private placements, which are currently exercisable (or exercisable within 60 days).

(3)	Includes (i) 643,750 employee stock options which are currently exercisable (or exercisable within 60 days) and (ii) 100,000 shares of common stock issuable upon the exercise of common stock purchase warrants acquired as part of a private placement.

(4)	Includes 124,595 employee stock options which are currently exercisable (or exercisable within 60 days).

(5)	Includes 135,626 employee stock options which are currently exercisable (or exercisable with 60 days).

(6)	Includes (i) 35,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and (ii) 50,000 shares of common stock issuable upon the exercise of common stock purchase warrants acquired as part of a private placement.

(7)	Includes (i) 33,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and (ii) 50,000 shares of common stock issuable upon the exercise of common stock purchase warrants acquired as part of a private placement.

(8)	Includes (i) 29,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable, and (ii) 150,000 shares of common stock issuable upon the exercise of common stock purchase warrants acquired as part of a private placement.

(9)	Includes 1,485,540 shares of Common Stock and 106,110 shares of common stock subject to options which are currently exercisable (or exercisable within 60 days) held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares which may be acquired upon the exercise of warrants held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican Inc. Also includes 42,685 shares of Common Stock issuable to Mr. Labadie upon the exercise of options which are currently exercisable.

(10)	Includes 1,485,540 shares of Common Stock and 106,110 shares of common stock subject to options which are currently exercisable (or exercisable within 60 days) held by Les Partenaires de Montréal, s.e.c. Pierre Bourgie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 76,046 plus 160,000 shares of Common Stock which may be acquired upon the exercise of warrants held by 175778 Canada Inc. Pierre Bourgie is a shareholder and director of 175778 Canada Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Bourgie upon the exercise of options which are currently exercisable.

(11)	Includes 2,693,266 shares of Common Stock issuable upon the exercise of options and warrants which are currently exercisable (or exercisable within 60 days). The 1,485,540 shares of Common Stock and 106,110 shares of Common Stock subject to options held by Les Partenaires de Montréal, s.e.c. with respect to which Messrs. Labadie and Bourgie are beneficial owners are counted once for purposes of this calculation.

*	Percent of class is calculated as a percentage of issued and outstanding Common Stock and Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries).

Certain Relationships and Related Transactions

      Helix, the Company’s subsidiary, has entered into a Financial Services Consulting Agreement with Les Partenaires de Montréal Conseils, Inc. dated December 15, 2000. Pursuant to this agreement, the sum of CDN$20,000 is payable on a quarterly basis to Les Partenaires de Montréal Conseils, Inc. by Helix, such payments ending on December 15, 2005. Also under this agreement, on June 1, 2001, Helix granted to Les Partenaires de Montréal, s.e.c., options to purchase 300,000 common shares of Helix (equivalent to 106,110 shares of Common Stock of HearUSA) at an exercise price of CDN$1.45 per share (US$2.69) for an exercise period ending December 15, 2005. The options are all outstanding on the date of the present filing. Les Partenaires de Montréal, s.e.c., having offices located at 1980 René-Lévesque West, in Montreal, Quebec, Canada is a major shareholder of Les Partenaires de Montréal Conseils, Inc. and a principal shareholder of the Company. Messrs. Labadie and Bourgie are directors of and otherwise control Les Partenaires de Montréal Conseils Inc., general partner for Les Partenaires de Montréal, s.e.c.

      On October 3, 2003, the Company completed an interim financing in the form of a private placement of $2,000,000 in unsecured notes and common stock purchase warrants. Dr. Brown purchased notes in the aggregate principal amount of $600,000 and warrants to purchase 240,000 shares of Common Stock. Each of Gestion Fremican Inc., of which Mr. Labadie is a shareholder and director, and 175778 Canada Inc., of which Mr. Bourgie is a shareholder and director, purchased notes in the aggregate principal amount of $400,000 and warrants to purchase 160,000 shares of Common Stock. The notes have been fully repaid and are no longer outstanding.

      The Company’s Board of Directors approved all of the transactions described above.

ITEM NO. 2 — INCREASE IN AUTHORIZED CAPITAL STOCK

Background

      Effective March 24, 2004, the Board of Directors unanimously approved, and recommended that the Company’s stockholders approve, an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock from 50,000,000 shares of common stock, par value $0.10 per share to 75,000,000 shares of common stock, par value $0.10 per share, and from 5,000,000 shares of preferred stock, par value $1.00 per share to 7,500,000 shares of preferred stock, par value $1.00 per share.

      The Board of Directors has declared advisable the proposed amendment to the Amended and Restated Certificate of Incorporation because the Board considers it in the best interests of the Company to have available a sufficient number of shares of Common Stock to provide the Board with flexibility to engage in transactions involving the issuance of additional shares of Common Stock and to provide for employee and director stock-based compensation (subject to shareholder approval as required by American Stock Exchange listing requirements).

Consequences of Approval of Increase in Authorized Capital Stock

      If approved, the additional authorized shares of capital stock will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company’s stockholders, except as may be required by applicable laws or regulations, including the rules of the American Stock Exchange. For example, the additional authorized shares of capital stock will be available for issuance by the Board in connection with financings, acquisitions of other companies, stock dividends, employee benefit programs or other corporate purposes. Except for the shares of Common Stock issuable in connection with the outstanding warrants and options of the Company, at this time the Company does not have any plans or commitments to issue capital stock. The Board does not intend to issue any stock except on terms or for reasons which the Board deems to be in the best interests of the Company and its stockholders. Because the holders of the Common Stock do not have preemptive rights, the issuance of additional shares of Common Stock (other than on a pro-rata basis to all current stockholders such as pursuant to a stock dividend) would have the effect of reducing the current stockholders’ proportionate interests.

      The Board of Directors has the authority, without action by the stockholders, to designate and issue preferred stock in one or more series and to designate the dividend rate, voting rights, conversion rights, conversion rates, rights and terms of redemption and other rights, preferences and restrictions of each series, any or all of which may be greater than the rights of the Common Stock. It is not possible to state the actual effect of the issuance of any preferred stock upon the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of such preferred stock. The effects might include, among other things, restricting dividends on the Common Stock, diluting the voting power of the Common Stock, impairing the liquidation rights of the Common Stock and delaying or preventing a change in control of the Company without further action by the stockholders. Any future issuance of Common Stock will be subject to the rights of holders of outstanding shares of preferred stock that the Company may issue in the future. The Company at this time has no plans or commitments to issue any shares of preferred stock. Subject to the requirements of the American Stock Exchange, preferred stock may be designated and issued from time to time without action by the Company’s stockholders to such persons and for such consideration and on such terms as the Board of Directors determines.

Anti-Takeover Effects

      Although the proposal to increase the authorized capital stock may be construed as having an anti-takeover effect, because authorized and unissued Common Stock could be issued for the purpose of discouraging an attempt by another person to take control of the company, neither the management of the Company nor the Board of Directors views this proposal as an anti-takeover mechanism. In addition, this proposal is not part of any plan by the Company to recommend a series of anti-takeover amendments to the Amended and Restated Certificate of Incorporation, and the Company does not currently contemplate recommending the adoption of other amendments to its Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

Certificate of Amendment

      If the stockholders approve the proposal, the Company will cause a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State. Upon the effectiveness of the proposed amendment, the first paragraph of Article 4 of the Restated Certificate of Incorporation would be deleted in its entirety and replaced with the following:

The total number of shares of stock which the Corporation shall have authority to issue is eighty-two million five hundred thousand (82,500,000), consisting of seven million five hundred thousand (7,500,000) shares of preferred stock, $1.00 par value per share, and seventy-five million (75,000,000) shares of common stock, $.10 par value per share.

Vote Required

      The affirmative vote of a majority of the outstanding Common Stock and the Special Voting Preferred Stock entitled to vote at the meeting is required for approval of the increase in the authorized shares of Common Stock. All shares of Common Stock and the share of Special Voting Preferred Stock represented by valid proxies will be voted in accordance with the instructions contained therein. Abstentions and broker non-votes will have the effect of votes against the increase in the authorized shares of Common Stock. Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee, will be cast by the Trustee through the Special Voting Preferred Stock in accordance with those instructions. If no instructions are received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AN INCREASE IN THE AUTHORIZED SHARES OF CAPITAL STOCK

INDEPENDENT AUDITOR’S SERVICES AND FEES

      The Board of Directors has reappointed BDO Seidman, LLP as the independent auditors for the Company and its subsidiaries for the 2004 fiscal year. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Stockholders and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

      The following table presents fees paid to BDO Seidman, LLP for services rendered during the last two fiscal years:

	2003	2002

Audit fees	$252,600	$448,300
Audit-related fees	49,900	20,100
Tax fees	86,700	90,700
All other fees	0	0

Total	$389,200	$559,100

      Audit fees consisted principally of professional services rendered by BDO Seidman, LLP for the audit of our annual financial statements for the fiscal year ended December 27, 2003 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year.

      Audit-related fees consisted principally of professional service rendered for audits of the Company’s employee benefit plans and various accounting consultations.

      Tax fees consisted of services rendered in connection with the preparation and review of federal, state, local, franchise and other tax returns and consultations as to the tax treatment of transactions or events and the actual and/or potential impact of final or proposed tax laws, rules, regulations or interpretations by tax authorities.

      The Company’s Audit Committee considered and determined that the non-audit services provided by the Company’s auditors in connection with the year ended December 27, 2003 were compatible with maintaining the auditor’s independence.

      The Company has adopted a pre-approval policy requiring that the Audit Committee pre-approve all audit and non-audit services performed by the Company’s independent auditors. Under the policy, some services may be pre-approved without consideration of specific case-by-case services, while others require the specific pre-approval of the Audit Committee. Annual audit services are subject to the specific pre-approval of the Audit Committee.

STOCKHOLDER PROPOSALS

      Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at the 2005 annual meeting of stockholders must be received by us no later than December 28, 2004 for inclusion, if appropriate, in the Company’s proxy statement and form of proxy for that meeting.

      In order for a stockholder to nominate a candidate for election as a director at the 2005 annual meeting of stockholders, a stockholder must provide timely notice of the nomination. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary of the 2004 annual meeting of stockholders. The stockholder must include information about the nominee, such as his or her name, address and occupation, all as provided by the Company’s Amended and Restated Bylaws.

      In order for a stockholder to bring any other business before the 2005 annual meeting of stockholders, the stockholder must provide advance notice as provided in the Amended and Restated Bylaws in respect of such proposal. The notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the 2004 annual meeting of stockholders. These time limits apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company’s designated proxies. The notice must contain specific information as prescribed by the Company’s Amended and Restated Bylaws. These requirements are separate from and in addition to those requirements imposed by the federal securities laws concerning inclusion of a stockholder proposal in the proxy statement and form of proxy for the meeting.

      In each case, the notice must be given to the Company’s Secretary at the Company’s principal offices, 1250 North Point Parkway, West Palm Beach, Florida 33407. Any stockholder desiring a copy of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws will be furnished a copy without charge upon written request to the Company’s Secretary.

OTHER MATTERS

      As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. In the event any other matters properly come before the meeting, however, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their best judgment.

APPENDIX

HEARUSA, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose and Scope

      The primary functions of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) are to oversee (i) the audit of the financial statements of HearUSA, Inc. (the “Corporation”) provided to the Securities and Exchange Commission (the “SEC”), the Corporation’s shareholders and to the general public, (ii) the Corporation’s internal financial and accounting processes and controls, (iii) the Corporation’s disclosure controls and procedures and (iv) the independent audit process.

B.	Composition

      The Committee shall consist of a minimum of three directors appointed by the Board, each of whom shall meet the requirements under any rules or regulations of the AMEX and any other applicable laws, as may be in effect from time to time.

      All members of the Committee shall meet the independence standards specified in the AMEX Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934. All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have either (i) past employment experience in finance or accounting, (ii) requisite professional certification in accounting, or (iii) any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Committee members shall be elected by the Board at the Board meeting following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Committee membership.

C.	Responsibilities and Duties

      The Committee’s role is one of oversight, and it is recognized that the Corporation’s management is responsible for preparing the Corporation’s financial statements and that the registered public accounting firm is responsible for auditing those financial statements. To fulfill its responsibilities and duties the Committee shall:

     Document Review

      1. Review and assess the adequacy of this Charter as conditions dictate, but at least annually, and recommend any proposed changes to this Charter to the Board for approval.

      2. Review with representatives of management and representatives of the registered public accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Corporation’s annual report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board whether such audited financial statements should be included in the Corporation’s annual report on Form 10-K. The Committee shall also review with representatives of management and representatives of the registered public accounting firm the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

      3. Review with management and the registered public accounting firm significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including: (i) any significant changes in the Corporation’s selection or application of accounting principles; (ii) any significant issues or changes regarding accounting and auditing principles or practices; (iii) any significant issues regarding the adequacy of the Corporation’s internal controls; (iv) the development, selection and disclosure of critical accounting estimates; and (v) analyses of the effect of alternative assumptions, estimates or generally accepted accounting principles (“GAAP”) methods on the Corporation’s financial statements.

      4. Discuss with management and the registered public accounting firm the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

      5. Discuss with management the quarterly earnings press releases, including “pro forma” and other “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies and others.

      6. Meet periodically to review with management and the registered public accounting firm their views on the Corporation’s major financial risk exposures, including the Corporation’s risk assessment and risk management policies, and the steps management has taken to monitor and control such exposures.

     Registered Public Accounting Firm Oversight

      7. Have the sole authority to appoint or replace the registered public accounting firm and approve in advance the fees, scope, planning, staffing and terms of any audit and non-audit engagements of the registered public accounting firm. The registered public accounting firm shall report directly to the Committee.

      8. Specifically identify and approve in advance all non-audit services performed by the registered public accounting firm, in accordance with the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy. Conduct a periodic review of any ongoing non-audit services to review and approve their continued provision and scope. All non-audit services performed by the registered public accounting firm shall be disclosed in the applicable periodic or annual report filed with the SEC.

      9. Oversee and evaluate the work of the registered public accounting firm, including resolution of any disagreement between management and the registered public accounting firm regarding financial reporting.

      10. Review the experience and qualifications of the senior members of the registered public accounting firm engaged on the Corporation’s account. Also, review the number of years that the lead audit partner and the audit partner responsible for reviewing the audit have performed audit services for the Corporation in the previous five fiscal years in order to address compliance with the five year mandatory audit partner rotation requirement. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the registered public accounting firm on a regular basis.

      11. Receive from the registered public accounting firm, on an annual basis, a formal written statement identifying all relationships between the registered public accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be modified or supplemented. The Committee shall actively engage in a dialogue with the registered public accounting firm as to any disclosed relationships or services that may impact the objectivity and independence of the registered public accounting firm.

      12. Discuss with representatives of the registered public accounting firm, on a quarterly basis, the matters required by the Statement on Auditing Standards 61, as it may be modified or supplemented.

      13. Obtain and review published reports from the registered public accounting firm at least annually regarding: (i) the registered public accounting firm’s internal quality-control procedures; (ii) any material issues raised by most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (iii) any steps taken to deal with any such issues; and (iv) all relationships between the registered public accounting firm and the Corporation.

      14. Evaluate the qualifications, performance and independence of the registered public accounting firm, including whether the adequacy of the registered public accounting firm’s quality controls and the provision of any permitted non-audit services is compatible with maintaining the registered public accounting firm’s independence and taking into account the opinions of management.

      15. Review reports from the registered public accounting firm related to (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and (iii) other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

      16. Discuss any registered public-accounting-firm reports with the registered public accounting firm, report to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the registered public accounting firm.

      17. Establish and maintain clear policies regarding the hiring of employees or former employees of the registered public accounting firm who were engaged on the Corporation’s account.

      18. Obtain from the registered public accounting firm adequate assurances: (i) that Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, has not been implicated; and (ii) as to the compliance with (g), (h), (j), (k) and (l) of Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002.

      19. Review with the registered public accounting firm any significant problems or difficulties the registered public accounting firm may have encountered and any management letter provided by the registered public accounting firm and the Corporation’s response to that letter, including any restrictions on the scope of activities or access to required information, significant changes to the audit plan and any disagreement with management, which if not satisfactorily resolved would have affected the registered public accounting firm’s opinion.

     Compliance and Reporting

      20. Engage independent counsel, accounting consultants or other advisors, as the Committee deems necessary, to advise the Committee in connection with any matter within its duties and responsibilities.

      21. Review periodic reports provided by the company regarding compliance by the employees of the Corporation and its subsidiary and controlled affiliated entities with applicable legal requirements and the Corporation’s standards of business conduct policies.

      22. Review with the Corporation’s General Counsel or outside legal counsel legal matters that may materially affect the financial statements, the Corporation’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      23. Review annually, in consultation with the registered public accounting firm and management, the adequacy of the Corporation’s internal financial and accounting processes and controls.

      24. Prepare and submit, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation’s annual proxy statement for each annual meeting of the Corporation’s stockholders.

     Other

      25. Meet at least quarterly with the Corporation’s senior executive officers and the registered public accounting firm in separate executive sessions.

      26. Review any other matter brought to its attention within the scope of its duties, including any issue of significant financial misconduct.

      27. Approve and administer one or more codes of ethics (i) covering the Chief Executive Officer and financial officers in compliance with the rules of the SEC, and (ii) covering directors, officers and employees in compliance with AMEX listing requirements; consider any requests for waivers thereunder; and make disclosure of such waivers as required by applicable law, regulations or listing requirements.

      28. Establish procedures for (i) the receipt, review, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential or anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, and the receipt and review thereof.

      29. Review with the Corporation’s Chief Executive Officer and Chief Financial Officer, prior to their quarterly or annual report certification submission to the SEC, (i) all significant deficiencies in the design or operation of internal controls that could adversely affect the Corporation’s ability to record, process, summarize and report financial data, and any material weaknesses in the Corporation’s internal controls that they have identified for the Corporation’s registered public accounting firm; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls; and (iii) whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of the Chief Executive Officer’s and the Chief Financial Officer’s evaluation thereof, including any corrective actions with regard to significant deficiencies and material weaknesses.

      30. Review related party transactions.

      31. Make regular reports to the Board.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with GAAP. Those duties are the responsibility of management and the registered public accounting firm.

ANNUAL MEETING OF STOCKHOLDERS OF

HearUSA, Inc.

June 11, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

ê     Please detach and mail in the envelope provided.      ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” THE INCREASE IN CAPITAL STOCK.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of the following nominees as directors of the Company.				2.	Approval of an increase in the number of authorized shares of the Company’s capital stock.
		NOMINEES			☐ For ☐ Against ☐ Abstain
o Paul A. Brown, M.D. o Stephen J. Hansbrough o Thomas W. Archibald o David J. McLachlan o Joseph L. Gitterman III o Michel Labadie
☐	FOR ALL NOMINEES			3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)			PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

HEARUSA, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING TO BE HELD ON JUNE 11, 2004

      The undersigned stockholder(s) of HearUSA, Inc. (“Company”) hereby appoint(s) Paul A. Brown, M.D. and Stephen J. Hansbrough, and each of them, with full power of substitution in each, proxies to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held in West Palm Beach, Florida on Friday, June 11, 2004 at 2:00 P.M. Eastern Time, and any and all adjournments thereof, on the following matters.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER’S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S CAPITAL STOCK, AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY’S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

HearUSA, Inc.
C/O America Stock Transfer & Trust Company

(Continued and to be signed on the reverse side)

COMMENTS:

ANNUAL MEETING OF STOCKHOLDERS OF

HearUSA, INC.

JUNE 11, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.
COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER

ê     Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet.      ê

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” THE INCREASE IN CAPITAL STOCK.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	The election of the following nominees as directors of the Company.			2.	Approval of an increase in the number of authorized shares of the Company’s capital stock.
		NOMINEES			☐ For ☐ Against ☐ Abstain
o Paul A. Brown, M.D. o Stephen J. Hansbrough o Thomas W. Archibald o David J. McLachlan o Joseph L. Gitterman III o Michel Labadie
☐	FOR ALL NOMINEES			3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)			PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■